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                               SECURITY AGREEMENT

              THIS SECURITY AGREEMENT (this "Agreement"), dated as of July 12, 1999, is made by Quidel Corporation, a Delaware corporation (the "Borrower"), and those Significant Subsidiaries of the Borrower that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in SECTION 22 hereof, jointly and severally, as Grantors, in favor of Bank of America National Trust and Savings Association (the "Bank"), with reference to the following facts:

                                    RECITALS

              A. Pursuant to the Business Loan Agreement of even date herewith by and between the Borrower and the Bank (the "Loan Agreement"), the Bank has agreed to provide the Borrower with certain revolving and term credit facilities.

              B. The Loan Agreement provides, as a condition of the availability of such credit facilities, that Grantors shall enter into this Agreement and shall grant security interests to the Bank as herein provided.

              C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.

                                    AGREEMENT

              NOW, THEREFORE, in order to induce the Bank to extend the aforementioned credit facilities to the Borrower, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant as follows:

              1. DEFINITIONS. This Agreement is the Security Agreement referred to in the Loan Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Loan Agreement. Terms defined in the California Uniform Commercial Code and not otherwise defined in this Agreement or in the Loan Agreement shall have the meanings defined for those terms in the California Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

              "AGREEMENT" means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, INCLUDING, without limitation, any documents or agreements by which additional Grantors become party hereto.

              "COLLATERAL" means and includes all present and future right, title and interest of Grantors, or any one or more of them, in or to any personal property or assets whatsoever, wherever located, and all rights and powers of Grantors, or any one or more of them, to transfer any interest in or to any personal property or assets whatsoever, INCLUDING, without limitation, any and all of the following personal property:

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                     (a)    All present and future accounts, accounts
       receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, letters of credit, undertakings, surety bonds, insurance policies (whether or not required by the terms of the Loan Agreement), notes and drafts, and all forms of obligations owing to any Grantor or in which any Grantor may have any interest, however created or arising and whether or not earned by performance;

                     (b) All present and future general intangibles, all tax refunds of every kind and nature to which any Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information and insurance proceeds of which any Grantor is a beneficiary;

                     (c) All present and future deposit accounts of any Grantor, INCLUDING, without limitation, any demand, time, savings, passbook or like account maintained by any Grantor with any bank, savings and loan association, credit union or like organization, and all money, Cash and Cash Equivalents of any Grantor, whether or not deposited in any such deposit account, and INCLUDING, specifically, any and all deposit accounts maintained by Metra Biosystems, Inc. with the Bank as collateral security for the Secured Obligations;

                     (d) All present and future books and records, INCLUDING, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to any Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

                     (e) All present and future goods, INCLUDING, without limitation, all consumer goods, farm products, inventory, equipment, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles, and all other goods used in connection with or in the conduct of any Grantor's business;

                     (f) All present and future inventory and merchandise, INCLUDING, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

                     (g) All present and future stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, Investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

                     (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

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                     (i)    All other tangible and intangible personal property
       of any Grantor;

                     (j) All rights, remedies, powers and/or privileges of any Grantor with respect to any of the foregoing; and

                     (k) Any and all proceeds and products of any of the foregoing, INCLUDING, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible personal property received upon the sale or disposition of any of the foregoing.

Notwithstanding anything herein to the contrary, the Collateral shall not include (i) any stock of Metra Biosystems, Inc. unless and until the same is delivered to the Bank; (ii) any agreement with a third party existing on the date hereof that prohibits the grant of a lien or security interest on such agreement or any of any Grantor's rights thereunder without the consent of such party or under which a consent to such grant is otherwise required, which consent has not been obtained, except to the extent rights under any such agreement are covered by Section 9-318 of the Uniform Commercial Code; or (iii) any license, permit or other governmental approval that, under the terms and conditions of such governmental approval or under applicable law, cannot be subjected to a lien or security interest in favor of the Bank without the consent of the relevant governmental authority which consent has not been obtained; PROVIDED, HOWEVER, that the Collateral shall include (A) the proceeds of the above to the extent such proceeds are otherwise included in the Collateral, and (B) all items excluded pursuant to clause (ii) and
(iii) from and after the date on which the requisite consent is obtained.

              "SECURED OBLIGATIONS" means any and all present and future obligations of any type or nature of the Borrower to the Bank arising under or relating to the Loan Agreement, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, INCLUDING obligations of performance as well as obligations of payment, and INCLUDING interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against the Borrower.

              2. FURTHER ASSURANCES. At any time and from time to time at the request of the Bank, each Grantor shall execute and deliver to the Bank all such financing statements and other instruments and documents in form and substance satisfactory to the Bank as shall reasonably be necessary or desirable to fully perfect, when filed and/or recorded, the Bank's security interests granted pursuant to SECTION 3 of this Agreement. At any time and from time to time, the Bank shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as the Bank may reasonably deem appropriate to perfect and to maintain perfected the security interests granted in SECTION 3 of this Agreement. Before and after the occurrence of any Event of Default, at the Bank's request, each Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as reasonably may be deemed necessary or desirable by the Bank to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of the Bank, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which the Bank's security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantors will upon demand of the Bank deliver possession of same in pledge

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to the Bank. With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests or the like, Grantors hereby consent and agree that the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of the Bank to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

              3. SECURITY AGREEMENT. For valuable consideration, Grantors and each of them hereby assign and pledge to the Bank, and grant to the Bank a security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them, or from time to time create new Secured Obligations after all or any prior Secured Obligations have been satisfied, and notwithstanding the bankruptcy of any Grantor or any other person or any other event or proceeding affecting any person.

              4. GRANTORS' REPRESENTATIONS, WARRANTIES AND AGREEMENTS. EXCEPT as otherwise disclosed to the Bank in writing concurrently herewith, Grantors represent, warrant and agree that: (a) each Grantor will pay, prior to delinquency, all taxes, charges, liens and assessments against the portion of the Collateral owned by it, EXCEPT Permitted Encumbrances and such other liens as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, liens and assessments, the Bank at its option may pay any of them, and the Bank shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be used for any unlawful purpose or in violation of any law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) each Grantor will, to the extent consistent with good business practice, keep the portion of the Collateral owned by it in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like Property; (d) each Grantor will take all reasonable steps to preserve and protect the Collateral; (e) each Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Loan Agreement and as is consistent with sound business practice, and will cause the Bank to be designated as an additional insured and loss payee with respect to all insurance (whether or not required by the Loan Agreement), will obtain the written agreement of the insurers that such insurance shall not be cancelled, terminated or materially modified to the detriment of the Bank without at least 30 days prior written notice to the Bank, and will furnish copies of such insurance policies or certificates to the Bank promptly upon request therefor; (f) Grantors will promptly notify the Bank in writing in the event of damage to any material portion of the Collateral from any source whatsoever, and, EXCEPT for the disposition of collections and other proceeds of the Collateral permitted by SECTION 6 hereof, Grantors will not remove or permit to be removed any part of the Collateral from their places of business without the prior written consent of the Bank, EXCEPT for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or

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disposition otherwise permitted by the Loan Agreement; and (g) in the event any Grantor changes its name or its address as either are set forth herein or in the Loan Agreement, such Grantor will notify the Bank of such name and/or address change promptly, but in any event, within five (5) banking days. If any Collateral, or any interest therein, is disposed of in violation of these provisions, the security interest shall continue in such Collateral or interest notwithstanding such disposition. The Bank shall execute and deliver any releases or other documents reasonably requested by the relevant Grantor to accomplish or confirm the release of Collateral provided by this Section.

              5. THE BANK'S RIGHTS RE COLLATERAL. At any time (whether or not an Event of Default has occurred), without notice or demand and at the expense of each Grantor with regard to the portion of the Collateral owned by it, the Bank may, to the extent it may be necessary or desirable to protect the security hereunder, but the Bank shall not be obligated to: (a) at all reasonable times on reasonable notice, enter upon any premises on which Collateral is situated and examine the same or (b) perform any obligation of any Grantor under this Agreement or any obligation of the Borrower under the Loan Agreement if such Grantor or Borrower has breached such obligation and all cure periods, if any, have expired. At any time and from time to time, at the expense of each Grantor with regard to the portion of the Collateral owned by it, the Bank may, to the extent it may be necessary or desirable to protect the security hereunder, but the Bank shall not be obligated to, request from obligors on the Collateral, in the name of any Grantor or in the name of the independent auditors (or in the name of the Bank if the Bank shall then have the right directly to notify obligors on the Collateral as provided in SECTION 9), information concerning the Collateral and the amounts owing thereon. Each Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as the Bank shall reasonably require consistent with the Bank's interests hereunder. Each Grantor shall at any time at the Bank's request mark the Collateral and/or such Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to the Bank disclosing that they are subject to the Bank's security interests. The Bank shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else the Bank reasonably may deem necessary or desirable to protect its interests; PROVIDED, HOWEVER, that any such action which involves communicating with customers of Grantors shall be carried out by the Bank through Grantors' independent auditors unless the Bank shall then have the right directly to notify obligors on the Collateral as provided in SECTION 9. The Bank shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations. Subject to SECTION 7 hereof, the Bank shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

              6. COLLECTIONS ON THE COLLATERAL. EXCEPT as otherwise provided in the Loan Agreement, Grantors shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no

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Event of Default shall have occurred and be continuing and the Bank has not exercised its option set forth below. Upon the occurrence and during the continuance of an Event of Default, at the option of the Bank, Grantors' right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantors in trust for the Bank and immediately delivered in kind to the Bank. Any remittance received by any Grantor from any person shall be presumed to relate to the Collateral and to be subject to the Bank's security interests. Upon the occurrence and during the continuance of an Event of Default, the Bank shall have the sole right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of the Bank or in the name of the appropriate Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes the Bank to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as the Bank shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by the Bank without appropriate endorsement, and the Bank and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the appropriate Grantor, to the same extent as though it were manually executed by the duly authorized officer of the appropriate Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

              7. POSSESSION OF COLLATERAL BY THE BANK. All the Collateral now, heretofore or hereafter delivered to the Bank shall be held by the Bank in its possession, custody and control. Any or all of the Collateral delivered to the Bank may be held in an interest-bearing or non-interest-bearing account, in the Bank's sole and absolute discretion, and the Bank may, in its discretion, apply any such interest to payment of the Secured Obligations. Nothing herein shall obligate the Bank to invest any Collateral or obtain any particular return thereon. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in the Bank's possession, custody or control, the Bank may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantors' obligations with respect thereto, or otherwise, subject to compliance with the requirements of applicable laws. The Bank may at any time deliver or redeliver the Collateral or any part thereof to Grantors, and the receipt of any of the same by any Grantor shall be complete and full acquittance for the Collateral so delivered, and the Bank thereafter shall be discharged from any liability or responsibility therefor. So long as the Bank exercises reasonable care with respect to any Collateral in its possession, custody or control, the Bank shall have no liability for any loss of or damage to such Collateral, and in no event shall the Bank have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. The Bank shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of the Bank is accorded treatment substantially equal to that which the Bank accords its own property, it being understood that the Bank shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Bank has or is deemed to

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have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any person with respect to any Collateral.

              8. EVENTS OF DEFAULT. There shall be an Event of Default hereunder upon the occurrence and during the continuance of an event of default under the Loan Agreement.

              9. RIGHTS UPON EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, subject to compliance with the requirements of applicable laws, the Bank shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that the Bank may have under applicable law or in equity or under this Agreement (INCLUDING, without limitation, all rights set forth in SECTION 6 hereof) or under the Loan Agreement, all rights and remedies of the Bank under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantors and without affecting the obligations of Grantors hereunder or under the Loan Agreement, or the enforceability of the liens and security interests created hereby: (a) to foreclose the liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to the Bank; (d) to notify obligors on the Collateral that the Collateral has been assigned to the Bank and that all payments thereon are to be made directly and exclusively to the Bank; (e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to cause the Collateral to be registered in the name of the Bank, as legal owner; (g) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith the Bank may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral; (h) to settle, compromise or release, on terms acceptable to the Bank, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (i) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of the Bank or in the name of any Grantor; (j) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of the Bank or in the name of any Grantor, any and all steps, actions, suits or proceedings deemed by the Bank necessary or desirable to effect collection of or to realize upon the Collateral, INCLUDING any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by the Bank which may release any obligor from personal liability on any of the Collateral, and each Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by the Bank in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by the Bank or Grantors may be applied by the Bank without notice to Grantors to the Secured Obligations in such order and manner as the Bank in its sole

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discretion shall determine; (k) to insure, process and preserve the
Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Loan Documents; (m) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and the Bank may, at the cost and expense of each Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the portion of the Collateral owned by such Grantor or to properly administer and control the handling of collections and realizations thereon, and the Bank shall be deemed to have a rent-free tenancy of any premises of any Grantor for such purposes and for such periods of time as reasonably required by the Bank; (n) to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Bank may designate; PROVIDED that the Bank agrees that it will promptly deliver over to the appropriate Grantor such opened mail as does not relate to the Collateral; and (o) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at the Bank's sole option and as the Bank in its sole discretion may deem advisable. Grantors will, at the Bank's request, assemble the Collateral and make it available to the Bank at places which the Bank may reasonably designate, whether at the premises of Grantors or elsewhere, and will make available to the Bank, free of cost, all premises, equipment and facilities of Grantors for the purpose of the Bank's taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

              Upon the occurrence and during the continuance of an Event of Default, the Bank also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantors hereby expressly consent upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

              Any public or private sale or other disposition of the Collateral may be held at any office of the Bank, or at Grantors' places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral's being within the view of prospective purchasers. The Bank may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantors expressly waive any right to direct the order and manner of sale of any Collateral. The Bank or any person on the Bank's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by the Bank in its sole and absolute discretion. Grantors and any other person then obligated therefor shall pay to the Bank on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

              Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will send or otherwise make available to the Borrower, as agent for Grantors and each of them, reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to the Borrower at its address set forth in the Loan Agreement, or delivered or otherwise sent to the Borrower, at least five (5) days before the date of the sale. Each Grantor other than the Borrower hereby irrevocably appoints the Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to the Borrower. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations EXCEPT as expressly provided for in this paragraph.

              With respect to any Collateral consisting of securities, partnership interests, joint venture interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, the Bank may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as the Bank may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, the Bank may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, Grantors agree that if such Collateral is sold for a price which the Bank in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Grantors shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) the Bank shall not incur any liability or responsibility to Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantors recognize that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Bank of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

              Upon consummation of any sale of Collateral hereunder, the Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other person, and each Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, the Bank shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by the Bank, and any Collateral so sold may be retained by the Bank until the sale price is paid in full by the purchaser or purchasers thereof. The Bank shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

              10. VOTING RIGHTS; DIVIDENDS; ETC. With respect to any Collateral consisting of securities, partnership interests, joint venture interests, investments or the like (referred to collectively and individually in this SECTION 10 and in SECTION 11 as the "INVESTMENT COLLATERAL"), so long as no Event of Default occurs and remains continuing:

                    10.1 VOTING RIGHTS. Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; PROVIDED, HOWEVER, that Grantors shall not exercise, or shall refrain from exercising, any such right if it would result in an Event of Default.

                    10.2 DIVIDEND AND DISTRIBUTION RIGHTS. EXCEPT as otherwise provided in the Loan Agreement, Grantors shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Investment Collateral; PROVIDED, HOWEVER, that, subject to compliance with the requirements of applicable laws, any and all such dividends or distributions received in the form of capital stock, certificated securities, warrants, options or rights to acquire capital stock or certificated securities forthwith shall be, and the certificates representing such capital stock or certificated securities, if any, forthwith shall be delivered to the Bank to hold as pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Bank, be segregated from the other property of such Grantor, and forthwith be delivered to the Bank as pledged Collateral in the same form as so received (with any necessary endorsements).

              11. RIGHTS DURING EVENT OF DEFAULT. With respect to any Investment Collateral, so long as an Event of Default has occurred and is continuing:

                    11.1 VOTING, DIVIDEND, AND DISTRIBUTION RIGHTS. At the option of the Bank, subject to compliance with the requirements of applicable laws, all rights of Grantors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to SECTION
10.1 above, and to receive the dividends and distributions which they would otherwise be authorized to receive and retain pursuant to SECTION 10.2 above, shall cease, and all such rights thereupon shall become vested solely in the Bank which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as pledged Collateral such dividends and distributions.

                    11.2 DIVIDENDS AND DISTRIBUTIONS HELD IN TRUST. All dividends and other distributions which are received by Grantors contrary to the provisions of this Agreement shall be received in trust for the benefit of the Bank, shall be segregated from other funds of Grantors, and forthwith shall be paid over to the Bank as pledged Collateral in the same form as so received (with any necessary endorsements).

                    11.3 IRREVOCABLE PROXY. Subject to compliance with the requirements of applicable laws, each Grantor does hereby revoke all previous proxies with regard to the Investment Collateral and appoint the Bank as its proxyholder to attend and vote at any and all meetings of the shareholders or other equity holders of the persons that issued the Investment Collateral and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, and to execute any and all written consents of shareholders or equity holders of such persons executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or other interests or had personally signed the written consents; PROVIDED, HOWEVER, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default. Each Grantor hereby authorizes the Bank to substitute another person as the proxyholder and, upon the occurrence and during the continuance of any Event of Default, hereby authorizes the proxyholder to file this proxy and any substitution instrument with the secretary or other appropriate official of the appropriate person. This proxy is coupled with an interest and is irrevocable until such time as all Secured Obligations have been paid and performed in full.

              12. ATTORNEY-IN-FACT. Each Grantor hereby irrevocably nominates and appoints the Bank as its attorney-in-fact for the following purposes, subject to compliance with the requirements of applicable laws: (a) to do all acts and things which the Bank may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral;
(b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which any Grantor is obligated to do under this Agreement, at the expense of the Grantor so obligated and without any obligation to do so; (c) to prepare, sign, file and/or record, for any Grantor, in the name of the appropriate Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by the Bank necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect the Bank's security interests therein; PROVIDED, HOWEVER, that the Bank shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, the Bank shall have no liability or responsibility for any act taken or omission with respect thereto.

              13. COSTS AND EXPENSES. Each Grantor agrees to pay to the Bank all reasonable costs and expenses (INCLUDING, without limitation, reasonable attorneys' fees and disbursements) incurred by the Bank in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, INCLUDING reasonable attorneys' fees and disbursements, incurred or paid by the Bank in exercising any right, privilege, power or remedy conferred by this Agreement (INCLUDING, without limitation, the right to perform any Secured Obligation of any Grantor under the Loan Agreement), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to the Bank by each Grantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

              14. STATUTE OF LIMITATIONS AND OTHER LAWS. Until the Secured Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to the Bank hereunder shall continue to exist and may be exercised by the Bank at any time and from time to time irrespective of the fact that any of the Secured Obligations may have become barred by any statute of limitations. Each

Grantor expressly waives the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

              15. OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by any Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement that apply to loan documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

              16. INCORPORATION OF SURETYSHIP PROVISIONS AND WAIVERS. The attached EXHIBIT B, "Suretyship Provisions and Waivers", is hereby incorporated by this reference as though set forth herein in full.

              17. CONDITION OF BORROWER AND ITS SUBSIDIARIES. Each Grantor represents and warrants to the Bank that each Grantor has established adequate means of obtaining from the Borrower and its subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Borrower and its subsidiaries and their respective assets and properties, and each Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Borrower and its subsidiaries and their respective assets and properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of the Bank (should any such duty exist) to disclose to any Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the Borrower or its subsidiaries or their respective assets and properties, whether now known or hereafter known by the Bank during the life of this Agreement. With respect to any of the Secured Obligations, the Bank need not inquire into the powers of Borrower or any subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

              18. LIENS ON REAL PROPERTY. In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Grantor authorizes the Bank, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Secured Obligations of any Grantor, the enforceability of this Agreement, or the validity or enforceability of any liens of the Bank on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Insofar as the liens created herein secure the obligations of other persons, (i) each Grantor expressly waives any defenses to the enforcement of this Agreement or any liens created or granted hereby or to the recovery by the Bank against Borrower or any guarantor or any other person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Grantors and may preclude Grantors from obtaining reimbursement or contribution from any of the other Grantors and
(ii) each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it other wise might or would have under California law or other applicable law. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Grantor's failure to receive any such notice shall not impair or affect such Grantor's obligations or the enforceability of this Agreement or any liens created or granted hereby.

              19. WAIVER OF RIGHTS OF SUBROGATION. Notwithstanding anything to the contrary elsewhere contained herein or in the Loan Agreement to which any Grantor is a party until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantors hereby waive with respect to the Borrower and its successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which Grantors may have or hereafter acquire against the Borrower or any other party in connection with or as a result of Grantors' execution, delivery and/or performance of this Agreement or any other loan document to which any Grantor is a party. Grantors agree that they shall not have or assert any such rights against the Borrower or its successors and assigns or any other attempted setoff to any action commenced against Grantors by the Borrower (as borrower or in any other capacity) or any other person. Grantors hereby acknowledge and agree that this waiver is intended to benefit the Bank and shall not limit or otherwise affect Grantors' liability hereunder, under any other Loan Document to which any Grantor is a party, or the enforceability hereof or thereof.

              20. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Grantors and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantors otherwise may have against the Borrower, the Bank or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

              21. CONTINUING EFFECT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Bank, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

              22. ADDITIONAL GRANTORS. From time to time following the Closing Date, additional Significant Subsidiaries of the Borrower may become parties hereto, as additional Grantors, by executing and delivering to the Bank an Instrument of Joinder substantially in the form of EXHIBIT A, accompanied by such documentation as the Bank may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by the Bank, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the liens upon its property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of the Bank not to cause any other Significant Subsidiaries of the Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a Grantor hereunder.

              23. RELEASE OF GRANTORS. This Agreement and all Secured Obligations of Grantors hereunder shall be released when all Secured Obligations have been paid in full in Cash or otherwise performed in full and when the Bank's financing commitments under each of Facility No. 1 and Facility No. 2 no longer remain outstanding. Upon such release of Grantors' Secured Obligations hereunder, the Bank promptly shall return any pledged Collateral to Grantors, or to the person or persons legally entitled thereto, and promptly shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the person or persons legally entitled thereto, and to evidence or document the release of the Bank's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantors.

              24. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

              25. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

              26. WAIVER OF JURY TRIAL. EACH GRANTOR AND THE BANK EXPRESSLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR AND THE BANK AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

              IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

                               "Grantors"

                               QUIDEL CORPORATION,
                               a Delaware corporation


                               By:   /s/ Charles J. Cashion
                                   ------------------------------------

                               Title:  Senior Vice President Corporate
                                       Operations, Chief Financial
                                       Officer and Secretary
                                      ---------------------------------

                               PACIFIC BIOTECH, INC.,
                               a California corporation


                               By:  /s/ Charles J. Cashion
                                   ------------------------------------

                               Title: Vice President and Chief Financial Officer
                                      ---------------------------------


                               MBS ACQUISITION CORPORATION,
                               a Delaware corporation


                               By: /s/ Charles J. Cashion
                                   ------------------------------------

                               Title:  Secretary and Treasurer
                                      ---------------------------------


ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION

                                      By:   /s/ Karin S. Barnes
                                          ------------------------------------

                                      Title:   Vice President
                                             ---------------------------------

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                              INSTRUMENT OF JOINDER


         THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of _________________, ____, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Bank of America National Trust and Savings Association (the "Bank") pursuant to the Security Agreement dated as of July 12, 1999 made by Quidel Corporation, a Delaware corporation, Pacific Biotech, Inc., a California corporation, and MBS Acquisition Corporation, a Delaware corporation (collectively with such other parties that may be added from time to time, the "Grantors"), in favor of the Bank (the "Security Agreement"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Security Agreement.

                                    RECITALS

         (A) The Security Agreement was made by the Grantors in favor of the Bank as required by that certain Business Loan Agreement dated as of July 12, 1999 by and between Quidel Corporation, a Delaware corporation ("Borrower"), and the Bank (the "Loan Agreement").

         (B) Joining Party has become a Significant Subsidiary (as such term is defined in the Loan Agreement) of the Borrower and, as such, is required by the Loan Agreement to become a party to the Security Agreement.

         (C) Joining Party expects to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Loan Agreement.

         NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

         (1) By this Joinder, Joining Party becomes a party to the Security Agreement as an additional joint and several "Grantor." Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Security Agreement with respect to all obligations of the Borrower heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Security Agreement.

         (2)  The effective date of this Joinder is ________________.


                                       "Joining Party"


                                       ---------------------------------------

                                       a
                                         -------------------------------------


                                       By:
                                           -----------------------------------

                                       Title:
                                              --------------------------------

ACKNOWLEDGED:

BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION


By:
   ---------------------------------

Title:
       -----------------------------

                                    EXHIBIT B
                                       TO
                               SECURITY AGREEMENT

                        SURETYSHIP PROVISIONS AND WAIVERS


         Each Grantor acknowledges that the liens and security interests created or granted herein will or may secure obligations of persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that the Bank may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof:

                  (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

                  (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof or any provision of the Loan Agreement or of any other agreement, document or instrument executed and delivered in connection with the Loan Agreement (collectively with the Loan Agreement, the "Loan Documents"), or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

                  (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof;

                  (d)  accept partial payments on the Secured Obligations;

                  (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof;

                  (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Bank in its sole and absolute discretion may determine;

                  (g) release any person or any guarantor from any personal liability with respect to the Secured Obligations or any part thereof;

                  (h) settle, release on terms satisfactory to the Bank or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

                  (i) consent to the merger, change or any other restructuring or termination of the corporate existence of the Borrower or any other person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any liens hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

         Upon the occurrence of and during the continuance of any Event of Default, the Bank may enforce this Agreement independently as to each Grantor and independently of any other remedy or security the Bank at any time may have or hold in connection with the Secured Obligations, and it shall not be necessary for the Bank to marshal assets in favor of any Grantor, the Borrower or any other person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement. Each Grantor expressly waives any right to require the Bank to marshal assets in favor of such Grantor, the Borrower or any other person or to proceed against any other person or any collateral provided by any other person, and agrees that the Bank may proceed against any person and/or collateral in such order as it shall determine in its sole and absolute discretion. The Bank may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other
Grantor, the Borrower or any other person, or whether any other person is joined in any such action or actions. Each Grantor agrees that the Bank and the Borrower and any other person may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. The Bank's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by the Bank upon the bankruptcy, insolvency or reorganization of the Borrower, any Grantor or any other person, or otherwise, all as though such amount had not been paid. The liens created or granted herein and the enforceability of this Agreement at all times shall remain effective to secure the full amount of all the Secured Obligations including, without limitation, the amount of all loans and interest thereon at the rates provided for in the Loan Agreement and the note(s) thereunder, even though the Secured Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Borrower or any other person and whether or not the Borrower or any other person shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of the Borrower or any other person with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of the Borrower or any other person (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of the Bank to marshal assets in favor of such Grantor or any other person,
(e) except as otherwise required by law or as provided in this Agreement, any failure of the Bank to give notice of sale or other disposition of collateral to such Grantor or any other person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by law or as provided in this Agreement, any failure of the Bank to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Obligation, including without limitation any failure of the Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of the Bank or others that directly or indirectly results in or aids the discharge or release of the Borrower, any Grantor or any other person or the Secured Obligations or any other security or guaranty therefor by operation of law, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
(i) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any person, (j) the election by the Bank, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code,
(k) any extension of credit or the grant of any liens under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under
Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (n) the avoidance of any liens in favor of the Bank for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted, the benefits of any form of one-action rule. Until no part of any commitment to lend remains outstanding and all of the Secured Obligations have been paid and performed in full, Grantors shall have no right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that the Bank now has or hereafter may have against any other person and waives the benefit of, or any right to participate in, any other security now or hereafter held by the Bank. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Secured Obligations.





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